UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 14, 2021

ARTIUS ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39378	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3 Columbus Circle, Suite 2215

New York, NY 10019

(Address of Principal Executive Offices) (Zip Code)

(212) 309-7668

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	AACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	AACQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	AACQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 14, 2021, Artius Acquisition Inc., a Cayman Islands exempted company (“Artius” or, the “Company”) entered into a backstop agreement (the “Backstop Agreement”) with certain funds managed by affiliates of Apollo Capital Management, L.P. (collectively, the “Apollo Backstop Provider”), pursuant to which the Apollo Backstop Provider agreed, subject to certain conditions in the Backstop Agreement, to purchase up to an aggregate amount of 3,000,000 shares of Class A common stock of Artius, par value $0.0001 per share (the “Backstop Shares”), at $10.00 per share. The closing of the share purchase pursuant to the Backstop Agreement is expected to occur immediately prior to or concurrently with the closing of Artius’s business combination (the “Business Combination”) with Micromidas, Inc., a Delaware corporation doing business as Origin Materials (“Origin,” which term also refers to the post-combination Delaware corporation, as Artius intends to change its name to Origin Materials, Inc., upon the closing of the Business Combination).

Pursuant to the terms of the Backstop Agreement, the maximum number of Backstop Shares to be purchased by the Apollo Backstop Provider will be equal to the number of shares validly redeemed by public shareholders of Artius in connection with the Business Combination, up to a total of 3,000,000 Backstop Shares (the “Maximum Apollo Backstop”). However, the Company may enter into backstop agreements with certain other investors, in which case the number of Backstop Shares to be purchased by the Apollo Backstop Providers (the “Apollo Backstop Amount”) shall be reduced, dollar-for-dollar, by the amount by which aggregate commitments under those other backstop agreements exceeds $20 million (not including commitments by certain strategic investors, as provided in the Backstop Agreement). In addition, the Company may also reduce the Apollo Backstop Amount in its sole discretion. In connection with and subject to satisfaction of the conditions contained in the Backstop Agreement, the Apollo Backstop Provider will be entitled to payment of a backstop premium in an amount equal to three percent (3%) of the purchase price for the Maximum Apollo Backstop.

The foregoing description of the Backstop Agreement and the transactions and documents contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the form of Backstop Agreement, which is filed as Exhibit 10.1 hereto and the terms of which are incorporated by reference herein. The form of Backstop Agreement is included as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with material information regarding its terms and the transaction. It is not intended to provide any other factual information about Artius or the Apollo Backstop Provider and their affiliates. The representations, warranties and covenants contained in the Backstop Agreement were made only for purposes of that agreement; are solely for the benefit of the parties to the Backstop Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Backstop Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Backstop Agreement and should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Backstop Agreement, as applicable, which subsequent information may or may not be fully reflected in Artius’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Backstop Agreement is incorporated by reference in this Item 3.02. The Backstop Shares to be issued in connection with the Backstop Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Forward Looking Statements

Certain statements made in this Current Report on Form 8-K, and oral statements made from time to time by representatives of Artius are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the proposed business combination and expectations regarding the combined business are “forward looking statements.” In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Artius’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of Artius to complete the contemplated transactions with Origin; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of funds available in Artius’s trust account following any redemptions by Artius’s shareholders; changes in general economic conditions, including as a result of the COVID-19 pandemic; the outcome of litigation related to or arising out of the proposed business combination, or any adverse developments therein or delays or costs resulting therefrom; the ability to meet the Nasdaq’s listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; those factors discussed in Artius’s annual report on Form 10-K, filed with the SEC on March 5, 2021 and as amended on May 3, 2021, under the heading “Risk Factors”; those factors discussed in the definitive proxy statement/prospectus, filed with the SEC on May 27, 2021, under the heading “Risk Factors” and other documents of Artius filed, or to be filed, with the SEC. Artius does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Form of Backstop Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2021

Artius Acquisition Inc.

By:	/s/ Boon Sim
Name: Boon Sim
Title: Chief Executive Officer